SCHEDULE 14A

(Rule 14a)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement ☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

Shopsmith, Inc.

(Name of Registrant as Specified in its Charter)

XXXXXXXXXXXXXXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHOPSMITH, INC.

6530 Poe Avenue
Dayton, Ohio 45414

Notice of Annual Meeting of Shareholders
to be held July 28, 2004

     The Annual Meeting of Shareholders of Shopsmith, Inc. will be held at the offices of the Company, 6530 Poe Avenue, Dayton, Ohio at 9:30 a.m. on Wednesday, July 28, 2004 for the following purposes:

1.	To elect three directors to serve for a term of two years.

2.	To approve the appointment of independent public accountants for the Company.

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on June 8, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

     WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors

J. Michael Herr
Secretary

Dayton, Ohio
June 24, 2004

SHOPSMITH, INC.

PROXY STATEMENT

June 24, 2004
Mailing Date

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Shopsmith, Inc., an Ohio corporation (the “Company”), of proxies to be used at the Annual Meeting of Shareholders to be held at our principal executive offices at 6530 Poe Avenue, Dayton, Ohio at 9:30 a.m. on Wednesday, July 28, 2004.

     The close of business on June 8, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We have one class of shares outstanding, namely Common Shares, of which 2,605,233 were outstanding at the close of business on the record date. Each share entitles the holder thereof to one vote.

     All shares represented by properly executed proxies will be voted in accordance with the shareholder’s directions specified on the proxy. Unless otherwise directed by the giver of the proxy, all proxies will be voted for the election of Messrs. John R. Folkerth, J. Michael Herr and Edward A. Nicholson as directors of the Company; in favor of the approval of the appointment of Crowe, Chizek and Company LLP as independent public accountants for the Company; and, at the discretion of the persons acting under the proxy, in the transaction of such other business as may properly come before the meeting and any adjournment thereof. A shareholder signing and returning a proxy has the power to revoke it at any time prior to its exercise by giving notice of revocation to us in writing or in open meeting, but without affecting any vote previously taken.

     Abstentions and broker non-votes will be included in the determination of the number of shares represented at the meeting, but will not count as votes in the election of directors. Abstentions and broker non-votes will have the effect of votes against the proposal to approve our independent public accountants.

ELECTION OF DIRECTORS

     Our Board of Directors is divided into two classes of three directors. The term of office of each class is two years, and one class is elected at each Annual Meeting. Of the six Board positions, three make up the Class of 2004 (whose term of office expires at this Annual Meeting) and three make up the Class of 2005. Currently, there is a vacancy in the Class of 2005. At the 2004 Annual Meeting of Shareholders, three directors will be elected to the Class of 2006 and will hold office until the 2006 Annual Meeting of Shareholders.

     Should any of the nominees for election as members of the Class of 2006 become unavailable for election, the proxies solicited hereby will be voted for a substitute nominee designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the nominees named in this proxy statement.

     Set forth below is information with respect to each nominee for election as a director and each director whose term of office continues after the 2004 Annual Meeting.

Class of 2006

Nominees to be Elected for a Term
    Expiring in 2006:

JOHN R. FOLKERTH, 71, is the founder of the Company and has been a director and Chief Executive Officer of the Company since 1972 and Chairman of the Board since 1986.

J. MICHAEL HERR, 60, has been a director of the Company since 1975 and Secretary since 1985. Mr. Herr has been a member of the law firm of Thompson Hine LLP, Dayton, Ohio since 1989. Thompson Hine LLP serves as counsel to the Company.

EDWARD A. NICHOLSON, 64, has been a director of the Company since 1984. Dr. Nicholson has been the President of Robert Morris University in Coraopolis, Pennsylvania since 1989. Dr. Nicholson is also an independent management consultant.

Class of 2005

Directors Continuing in Office
    until 2005:

ROBERT L. FOLKERTH, 47, has been a director of the Company since 1994 and its President and Chief Operating Officer since July 2001. He was Vice President of Sales and Marketing from 1996 to July 2001. Mr. Folkerth was a Corporate Vice President, Finance, and Secretary of Digitron, Inc. from 1991 until 1996. Robert L. Folkerth is the son of John R. Folkerth.

BRADY L. SKINNER, 53, has been a director of the Company since 1995. Since January 1997, Mr. Skinner has been associated with the Dayton, Ohio-based accounting firm of Brady, Ware & Schoenfeld, Inc. Mr. Skinner was self-employed as an accountant from June 1996 through December 1996. From 1994 to June 1996, Mr. Skinner was an Audit Partner with the Dayton, Ohio-based accounting firm of Flagel, Huber, Flagel & Co. He was an Audit Partner in the accounting firm of Coopers and Lybrand L.L.P. from 1983 to 1994. He is also President of Phoenix Beverage Co.

     Directors are elected by a plurality of the votes cast. Under the statutes of Ohio, if any shareholder gives notice in writing to the President, a Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Annual Meeting, that such shareholder desires the voting at the election of directors to be cumulative, an announcement of the giving of such notice will be made upon the convening of the meeting and thereupon each shareholder will have the right to cumulate his/her voting power in the election of directors. Under cumulative voting, each shareholder is entitled to give one candidate as many votes as the number of directors to be elected multiplied by the number of his/her shares, or to distribute his/her votes on the same principle among two or more candidates, as he/she sees fit. In the event that directors are elected by cumulative voting and cumulated votes represented by proxies solicited hereby are insufficient to elect all the nominees named herein, the holders of the proxies will vote such proxies cumulatively for the election of as many of such nominees as possible and in such order as the holders of the proxies may determine.

GOVERNANCE OF THE COMPANY AND BOARD MATTERS

Committees

     There are two committees of the Board, an Audit Committee and a Compensation Committee. Messrs. Herr, Nicholson and Skinner serve as members of the Compensation Committee, of which Mr. Skinner is Chairman. Messrs. Nicholson and Skinner serve as members of the Audit Committee, of which Mr. Nicholson is Chairman. The Board of Directors has determined that Mr. Skinner is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

     The Audit Committee has sole and direct authority to engage, appoint, evaluate, compensate and replace the independent public accountants and reviews the scope of and the results of the annual audit. The Committee also reviews and investigates such other matters relative to financial and accounting matters as the Committee deems appropriate. See “Report of the Audit Committee” for additional information. The Audit Committee Charter is included as Appendix A to this Proxy Statement.

     The Compensation Committee has the broad responsibility of recommending to the Board a compensation program designed to effectively compensate the officers and key management personnel of the Company in a manner that is internally equitable and externally competitive. The Committee also administers our employee stock option plans and consults with the Chief Executive Officer concerning management succession planning.

Meetings

     During the fiscal year ended April 3, 2004, there were five meetings of the Board of Directors and four meetings of the Audit Committee. No meetings of the Compensation Committee were held separate and apart from meetings of the full Board. Each director attended at least 75% of the meetings of the Board and of the committees, if any, on which he served. Non-employee directors receive a fee of $700 per month for services as a director. In addition, under our Director Stock Option Plan, non-employee directors receive annually an option to purchase 2,000 Common Shares of the Company at an exercise price equal to market value on the date of grant of the option.

Code of Ethics

     The Board of Directors has adopted a Code of Ethics that applies to the Company’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Chief Accounting Officer. The Code of Ethics is intended to comply with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended. A copy of the Code of Ethics was filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended April 3, 2004.

Nominations Process

     The Board of Directors does not have a nominating committee or committee performing a similar function and does not have a formal written charter addressing the nominations process. The Board of Directors believes it is appropriate not to have a nominating committee because all of its directors participate in the identification and evaluation of director nominee candidates.

     The Board of Directors will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise necessary to make a significant contribution to the Board of Directors, the Company and its shareholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company, and the ability and willingness to apply sound business judgment. The Board will consider nominees for election to the Board of Directors that are recommended by shareholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Board of Directors, c/o Shopsmith, Inc., 6530 Poe Avenue, Dayton, Ohio 45414.

Attendance at Annual Meetings

     All members of the Board of Directors are strongly encouraged to attend the Annual Meeting of Shareholders of the Company. All of the Directors attended the Annual Meeting in 2003.

Contacting the Board of Directors

     Any shareholder who desires to contact the Board of Directors, an individual director or any group or committee of the Board of Directors, may do so by addressing the correspondence to any of the foregoing and sending it to: Chief Financial Officer, Shopsmith, Inc., 6530 Poe Avenue, Dayton, Ohio 45414.

     All correspondence received as set forth in the preceding paragraph will be opened by the

Company’s Chief Financial Officer for the sole purpose of determining whether the contents represent a message to the Board, an individual director, or a group or a committee of the Board. Any contents that are not deemed inappropriate for the specified addressee (“Director Correspondence”) will be forwarded promptly to the addressee. In the case of Director Correspondence addressed to the Board or any group or committee of the Board, the Chief Financial Officer will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

     The Chief Financial Officer will keep a log of all Director Correspondence received by the Board, individual directors, or any group or committee of the Board. Directors may at any time review the log and request copies of all Director Correspondence received by the Company that is addressed to the Board or non-management directors as a group.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     Set forth in the table below is information as of June 1, 2004 with respect to the number of Common Shares of the Company beneficially owned by each director and executive officer of the Company and by all directors and executive officers as a group.

     For purposes of this table, an individual is considered to “beneficially own” any Common Shares (i) over which he exercises sole or shared voting or investment power, or (ii) of which he has the right to acquire beneficial ownership at any time within 60 days after June 1, 2004. Unless otherwise indicated, voting power and investment power is exercised solely by the named individual or individuals in the group or is shared by such individual and his spouse or children.

	Number of Shares		Total as a
Individual or	Beneficially Owned		Percentage of the
Group	as of June 1, 2004		Class (a)
John R. Folkerth (b)	587,050	(c)(d)	22.4%
Robert L. Folkerth (b)	243,104	(c)(d)	9.0%
J. Michael Herr	11,200	(e)	(f )
Lawrence R. Jones (b)	101,625	(d)	3.8%
Edward A. Nicholson	10,100	(e)	(f )
Mark A. May (b)	89,578	(c)(d)	3.3%
Brady L. Skinner	15,000	(e)	(f )
Directors and Executive Officers as a Group (7 persons)	1,057,657	(c)(g)	36.6%

     (a) The percentages are calculated on the basis of the number of Common Shares outstanding as of June 1, 2004 plus the number of Common Shares subject to outstanding options exercisable within 60 days thereafter that are held by the individual or group, as the case may be.

     (b) The business address of John R. Folkerth, Robert L. Folkerth, Lawrence R. Jones and Mark A. May is 6530 Poe Avenue, Dayton, Ohio 45414.

     (c) The table includes 18,331, 3,507, 5,578 and 27,416 shares held in the Company’s Savings Plan for the benefit of John R. Folkerth, Robert L. Folkerth, Mark A. May and all directors and executive officers as a group, respectively. The Savings Plan’s participants have the right to vote shares held for their accounts, but disposition of the shares is restricted and may be made only in accordance with the terms of the Plan. Information with respect to shares held in the Savings Plan is as of June 1, 2004.

     (d) Includes 20,000, 80,000, 75,000 and 82,000 shares that may be acquired at any time within 60 days after June 1, 2004 by John R. Folkerth, Robert L. Folkerth, Lawrence R. Jones and Mark A. May, respectively, upon the exercise of options granted under the Company’s Stock Option Plans.

     (e) Includes 10,000 shares that may be acquired at any time within 60 days after June 1, 2004, upon the exercise of options granted under the Company’s Director Stock Option Plan for non-employee directors.

     (f) Less than 1.0%.

     (g) Includes 287,000 shares that may be acquired at any time within 60 days after June 1, 2004, upon the exercise of options granted under the Company’s Director Stock Option Plan, 1995 Stock Option Plan and 1997 Stock Option Plan by all directors and executive officers as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Federal securities laws require our directors and officers and persons who own more than 10% of the outstanding Common Shares of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such reports. Based solely upon our review of the copies of these reports received by us and written representations that no other reports were required to be filed, we believe that, during the fiscal year ended April 3, 2004, all filing requirements applicable to our directors, officers and greater than 10% shareholders were met.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information, for the fiscal years indicated, concerning the compensation of John R. Folkerth, Chairman and Chief Executive Officer, Robert L. Folkerth, President and Chief Operating Officer, and Lawrence R. Jones, Vice President - Operations.

SUMMARY COMPENSATION TABLE

				Long Term
		Annual Compensation		Compensation
				Securities	All Other
	Fiscal			Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options (#)	($)(1)(2)(3)
John R. Folkerth, Chairman and Chief Executive Officer	2004	$150,000	$10,539	-0-	$5,500
	2003	136,154	10,653	30,000	5,500
	2002	150,000	-0-	-0-	5,500
Robert L. Folkerth, President and Chief Operating Officer	2004	$117,624	$9,904	-0-	$1,684
	2003	106,766	8,354	30,000	1,684
	2002	114,163	-0-	-0-	1,684

Lawrence R. Jones, Vice President — Operations	2004	$100,510	$9,493	-0-	$2,421
	2003	89,255	6,983	-0-	2,421
	2002	97,180	-0-	-0-	2,421

     (1) Includes $5,500 for each of 2004, 2003 and 2002 representing whole life insurance premiums paid by the Company for insurance benefiting Mr. John Folkerth.

     (2) Includes $1,684 for each of 2004, 2003 and 2002 representing whole life insurance premiums paid by the Company for insurance benefiting Mr. Robert Folkerth.

     (3) Includes $2,421 for each of 2004, 2003 and 2002 representing whole life insurance premiums paid by the Company for insurance benefiting Mr. Jones.

Stock Options

     The following tables set forth information concerning options granted to, and unexercised options held by, certain executive officers of the Company. No options were granted to or exercised by any named executive officer during fiscal year 2004.

FISCAL YEAR-END OPTION TABLE

	Number of Securities Underlying		Value of Unexercised In-the-
	Unexercised Options at April 3, 2004		Money Options at April 3, 2004
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
John R. Folkerth	20,000	10,000	$2,000	$1,000
Robert L. Folkerth	80,000	10,000	5,000	1,000
Lawrence R. Jones	75,000	10,000	2,800	1,400

REPORT OF COMPENSATION COMMITTEE
CONCERNING EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is comprised of Edward A. Nicholson, Chairman, J. Michael Herr and Brady L. Skinner. The duties of the Compensation Committee include fixing (or making recommendations to the full Board with respect to) the salaries of executive officers, administering the Company’s option plans, and establishing (or making recommendations to the full Board with respect to) annual incentive compensation programs.

     The approach of the Compensation Committee to executive compensation during the last several years has been generally to keep base salary levels relatively steady with selective adjustments, and to provide performance-related incentives through cash incentive compensation opportunities and stock options. The cash incentive compensation plans have been designed so that incentive awards are tied directly to pre-tax earnings. Stock options are also performance-related in that the value of the options is tied to increases in shareholder value which is in turn reflective of performance.

     Salaries of executive officers are reviewed annually. Effective as of April 1995, Mr. John R. Folkerth’s salary was fixed at $150,000. At its annual reviews of executive officers’ salaries since that date, the Compensation Committee continued Mr. Folkerth’s salary at the $150,000 level. With the exception of a $10,000 adjustment made in July 2001 in connection with the election of Mr. Robert L. Folkerth as President and Chief Operating Officer, annual salary adjustments for other officers have not exceeded 3.5% during any of the last three years.

     Although there has been no specific relationship between the salaries of executive officers and the Company’s performance, the Compensation Committee and the Board of Directors do consider that performance in setting executive salaries. With specific reference to Mr. John R. Folkerth’s salary, the primary factor in fixing his salary has been his historical salary level.

     In May 2002 the Company implemented an employee salary reduction plan under which the salaries of officers were reduced by 15% and the salaries of other employees by 10%. Reductions under the plan continued through December 2002. As part of the plan, fiscal 2003 pre-tax income above $100,000 was to be used to return the amount of the reduction to the officers and employees and to pay an additional incentive equal to the amount of the reduction. Fiscal 2003 income levels permitted approximately 76% of the reduction to be returned, with no additional incentive being paid.

     With respect to fiscal 2004, the Committee adopted an incentive compensation plan under which (i) the first $22,100 of earnings in excess of $100,000 would be applied to make whole participants in the fiscal 2003 salary reduction plan, and (ii) a portion of any additional earnings would be used for the payment of cash bonuses to executive officers. Under the plan, cash bonuses of $7,400 were paid to each of Messrs. John R. Folkerth, Robert L. Folkerth, Jones and May, in addition to having their salary reductions restored.

     In each of the last several years preceding fiscal 2004, the Compensation Committee had exercised discretionary authority over the payment of bonuses to Mr. John R. Folkerth. No discretionary bonus award was made to Mr. Folkerth for fiscal 2002 or 2003.

     The Compensation Committee has made use of stock options as an element of executive compensation. The purchase price under stock options granted by the Committee has been not less than the fair market value of a Common Share of the Company on the date of grant. No stock options were granted during fiscal 2004.

MEMBERS OF COMPENSATION COMMITTEE

Edward A. Nicholson, Chairman
J. Michael Herr
Brady L. Skinner

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

     The Company’s Secretary, J. Michael Herr, is a member of the Compensation Committee of the Board of Directors.

TRANSACTIONS WITH MANAGEMENT

     In mid-2001, the Company was notified that the bank with which the Company had traditionally maintained a lending relationship would be terminating the line of credit it previously extended to the Company. Following that termination, the Company entered into a borrowing arrangement with Mr. John R. Folkerth, Chairman and Chief Executive Officer of the Company. Under that arrangement, the Company borrowed $400,000 from Mr. Folkerth, all of which was repaid in July 2003. Borrowings from Mr. Folkerth bore interest at the rate of 12% per annum. Interest paid to Mr. Folkerth in connection with the borrowings during the fiscal years ended April 5, 2003 and April 3, 2004 totalled $48,666 and $15,533, respectively.

     In July 2003, the Company established a credit facility with its current bank lender, and the borrowings from Mr. Folkerth were repaid. The current credit facility, however, requires a personal guaranty by Mr. Folkerth of $200,000 of the borrowings. In consideration of Mr. Folkerth’s agreement to provide the guaranty, the Company pays to Mr. Folkerth a guaranty fee of 1.5%. Guaranty fees of $3,000 were paid to Mr. Folkerth during the fiscal year ended April 3, 2004.

REPORT OF AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of Brady L. Skinner, Chairman, and Edward A. Nicholson. Each member of the Audit Committee is independent as “independence” is defined in the listing standards of the National Association of Securities Dealers.

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which was attached to the this Proxy Statement. The Charter was initially adopted by the Board of Directors in 1979 and has been amended by the Board several times thereafter, most recently in June 2004.

     In connection with the fulfillment of its responsibilities, the Audit Committee has:

•	Reviewed and discussed the Company’s audited financial statements for the fiscal year ended April 3, 2004 with management and with Crowe, Chizek and Company LLP, the Company’s independent auditors.

•	Discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Received the written disclosures and the letter from Crowe Chizek regarding their independence as required by Independence Standards Board Standard No. 1. The Committee also discussed with Crowe Chizek their independence.

     Based upon the foregoing and other discussions with management and Crowe Chizek, the Committee recommended to the full Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 3, 2004 for filing with the Securities and Exchange Commission.

     The Committee has also appointed Crow Chizek as independent auditors for the Company for the fiscal year ending April 2, 2005, subject to shareholder approval.

AUDIT COMMITTEE MEMBERS

Brady L. Skinner, Chairman
Edward A. Nicholson

COMPANY STOCK PERFORMANCE GRAPH

     The graph that follows compares the Company’s cumulative total return to shareholders for the five-year period ended April 3, 2004 with the Total Return Index for The NASDAQ Stock Market (US Companies) and the Total Return Index for Nasdaq Retail Trade Stocks for such five-year period. The graph assumes that $100 was invested on April 3, 1999 in the Company’s Common Shares and in each of the two indexes and that dividends were reinvested.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed Crowe, Chizek and Company LLP as independent public accountants for the Company for the fiscal year ending April 2, 2005.

     Crowe Chizek rendered professional services required for the audit of the Company’s financial statements for the fiscal year ended April 3, 2004 and reviewed interim consolidated financial statements included in the Company’s forms 10-Q for that year. The Company expects that representatives of Crowe Chizek will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     For the last two fiscal years, the Company was billed fees in the following amounts for services by Crowe Chizek:

	Fiscal Year Ended	Fiscal Year Ended
	April 3, 2004	April 5, 2003
Audit fees	$55,775	$62,820
Audit-related fees	$0	$5,750
Tax fees	$0	$0
All other fees	$0	$0

     Audit fees related to Crowe Chizek’s audit of the Company’s annual financial statements and their review of financial statements included in the Company’s quarterly reports on SEC Form 10-Q. Audit-related fees were incurred in connection with an audit of the Company’s 401(k) plan. All audit and non-audit services performed for the Company by its independent public accountants are subject to pre-approval by the Company’s Audit Committee.

     In selecting Crowe Chizek to serve as the Company’s independent accountants for the fiscal year ending April 2, 2005, the Audit Committee reviewed services performed during fiscal 2004 and proposed to be performed during fiscal 2005. The Audit Committee also considered the independence of Crowe Chizek.

     Crowe Chizek has advised the Company that Crowe Chizek is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence.

OTHER MATTERS

     The Board of Directors does not know of any other matters or business that may be brought before the meeting. If any such other matter or business should properly come before the meeting and any adjournment thereof, it is intended that the persons acting under the accompanying proxy will vote the shares represented thereby at their discretion.

     The cost of preparing, assembling and mailing this Proxy Statement and the accompanying Proxy is to be borne by the Company. The Company may, upon request, reimburse banks, brokerage houses and other institutions for their expenses in forwarding proxy materials to their principals. Proxies may be solicited personally or by telephone by directors, officers and employees of the Company, none of whom will receive additional compensation therefor.

SHAREHOLDERS’ PROPOSALS

     A proposal by a shareholder that is intended for inclusion in the Company’s Proxy Statement and form of Proxy for the 2005 Annual Meeting of Shareholders must be received by the Company at 6530 Poe Avenue, Dayton, Ohio 45414, Attention: Secretary, on or before March 1, 2005 in order to be eligible for inclusion. If any shareholder who intends to propose any other matter (not included in the Proxy Statement) to be acted on at the 2005 Annual Meeting of Shareholders does not inform the Company of such matter by May 14, 2005, the persons named as proxies for the 2005 Annual Meeting of Shareholders will be permitted to exercise discretionary authority to vote on such matter even if the matter is not discussed in the Proxy Statement for that meeting.

Dayton, Ohio
June 24, 2004

Appendix A

CHARTER
AUDIT COMMITTEE OF BOARD OF DIRECTORS
SHOPSMITH, INC.

     Composition. The Audit Committee shall be comprised of at least two and not more than five directors designated annually by the Board. Each member of the Committee shall meet the independence requirements set forth in the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and shall be free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. One member of the Committee shall be designated by the Board as Chairman of the Committee. In addition, one member of the Committee shall be a “financial expert” as defined in the rules and regulations of the SEC. Members of the Committee may not receive any compensation from the Company except for services as a director, committee member or committee chairman.

     Responsibilities. The responsibilities of the Audit Committee shall consist of the following.

     A. Appoint, compensate and retain the Company’s independent public accountants.

     B. Meet with the Company’s chief accounting officer and/or independent public accountants prior to the performance of the annual audit to review the scope of the audit, audit procedures, and estimated audit fees.

     C. Review the results of each annual audit with the Company’s independent public accountants and with appropriate management representatives. Such review shall cover and include, among other things, the audit report, the financial statements, the independent public accountant’s report on review of accounting procedures and internal controls, and any other pertinent reports.

     D. Meet with the Company’s chief accounting officer and independent public accountants at such times and for such purposes as the Committee deems appropriate, such purposes to include, among others, the establishment and maintenance of open lines of communication between the Committee and such persons and the resolution of any disagreements between management and the independent public accountants regarding financial reporting.

     E. Approve in advance all non-audit services performed by the Company’s independent public accountants (together with the cost of all audit and non-audit services), and determine whether the performance of such non-audit services will or has affected the independence of such accountants.

     F. Review and investigate, on its own initiative, such other matters relative to the Company’s financial statements, the preparation of such statements, and compliance with financial reporting requirements, as the Committee deems appropriate.

     G. Report to the full Board at such intervals as the Committee deems appropriate, but not less frequently than annually.

     Meetings. The Committee shall meet at least three times a year. The primary purposes of these meetings will include the following.

     A. A meeting will be held prior to the end of each fiscal year to review the scope of the annual audit, audit procedures, and estimated audit fees.

     B. A meeting will be held following completion of the audit to review the results of the audit, including the audit report, and, if then ready, the report of the Company’s independent public accountants on their review of accounting procedures and internal controls (the “Management Letter”).

     C. After management has had an opportunity to review and take action in response to the Management Letter, a meeting will be held to receive and review the report of management concerning such action.

     Minutes. Minutes of each meeting of the Committee shall be distributed to all Board members.

     Advisors. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and has direct access to the Company’s independent public accountants as well as anyone in the Company. The Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary or desirable in the performance of its duties.

A-2

     Limitation on Committee’s Role. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent public accountant.

A-3

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	SHOPSMITH, INC.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD JULY 28, 2004

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF SHOPSMITH, INC.

     The undersigned hereby appoints John R. Folkerth and Edward A. Nicholson, and each or either of them, attorneys and proxies, with power of substitution and with all the powers the undersigned would possess if personally present, to vote all of the Common Shares of Shopsmith, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of the Company, 6530 Poe Avenue, Dayton, Ohio at 9:30 a.m. on Wednesday, July 28, 2004, and any adjournments thereof.

     The Board of Directors has fixed the close of business on June 8, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

Please be sure to sign and date	Date
this Proxy in the box below.

Shareholder sign above Co-holder (if any) sign above

		For	With- hold	For All Except
1.	To elect three directors to serve for a term of two years.	☐	☐	☐

John R. Folkerth, J. Michael Herr and Edward A. Nicholson

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain

2.	To approve Crowe, Chizek and Company as the independent public accountants for the Company.	☐	☐	☐

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors recommends a vote “FOR” proposals 1 and 2.

WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.				☐

Please sign as name(s) appear at left. Executors, administrators, trustees should indicate the capacity in which they sign.

Detach above card, sign, date and mail in postage paid envelope provided.

SHOPSMITH, INC.
c/o Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.